CONSOLIDATED BALANCE SHEETS (Parenthetical) - JPY (¥) ¥ in Millions	Dec. 31, 2022	Mar. 31, 2022
Installment Loans, fair value	¥ 182,700	¥ 151,601
Investment in securities, measured at fair value	25,314	19,353
Amortized Cost	2,460,127	2,276,425
Available-for-sale debt securities, Allowance for credit losses	(159)	(153)
Other assets, measured at fair value	5,138	5,214
Policy liabilities and Policy Account Balances	¥ 162,958	¥ 198,905